SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 29, 2002
                Date of Report (Date of earliest event reported)

                             VALLEY NATIONAL BANCORP
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                               1-11277 22-2477875
           (Commission File Number) (IRS Employer Identification No.)

                    1455 Valley Road, Wayne, New Jersey 07470
                    (Address of principal executive offices)

                                 (973) 305-8800
              (Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

     On March 6, 2002, Valley National Bancorp filed its 2002 Proxy Statement with the Securities and Exchange Commission which contained in the Performance Graph on page 19 information about the Index of Total Returns for the S&P 500 and the KBW 50 listing better performances for those two indexes than actually occurred over the period. The corrected Performance Graph appears below.

[GRAPH OMITTED]



                      ----------------------------------------------------------------------------------------------
                            1/97           12/97          12/98           12/99          12/00          12/01
                      ----------------------------------------------------------------------------------------------
          -------------
          Valley           100.0          166.80          154.64         167.63         217.28          233.87
          ----------------------------------------------------------------------------------------------------------
          KBW 50           100.0          143.90          156.92         153.65         184.59          180.38
          ----------------------------------------------------------------------------------------------------------
          S&P 500          100.0          133.35          171.46         207.54         188.65          166.24
          ----------------------------------------------------------------------------------------------------------


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         VALLEY NATIONAL BANCORP

Dated:   March 29, 2002                  By: __/s/ Alan D. Eskow_______________
                                             Alan D. Eskow
                                             Executive Vice President and Chief
                                             Financial Officer